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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 20, 2006



                                 MM2 GROUP, INC.
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             (Exact name of registrant as specified in its charter)



          New Jersey                000-50292                20-2554835
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(State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)           File Number)           Identification No.)



               750 Route 34, Matawan, New Jersey                   07747
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           (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (732) 441-7700



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 20, 2006, MM(2) Group, Inc. (the "Company") entered into a various agreements with Cornell Capital to replace and/or amend and restate the Securities Agreement, the Securities Registration Rights Agreement, the Secured Convertible Debentures, the Warrants to Purchase Common Stock agreement and the Investor Registration Rights Agreement, to extend the terms and due dates of same agreements dated April 1, 2005.

On July 25, 2006, the Company entered into a Strategic Alliance Agreement (the "Strategic Alliance Agreement") with UTEK Corporation ("UTEK") to identify technology acquisition opportunities for the Company from research universities and government laboratories. Under the terms of Strategic Alliance Agreement, the Company was to pay UTEK the sum of $120,000 in the form of 1,411,765 shares of Class A Common Stock in twelve monthly installments, or at the Company's option, $10,000 per month. The Strategic Alliance Agreement may be terminated by either party upon thirty days prior written notice.


ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On July 20, 2006, the Company entered into a Termination Agreement with Cornell Capital to terminate the Standby Equity Distribution Agreement, the Registration Rights Agreement, the Escrow Agreement and the Placement Agent Agreement all of which are dated April 1, 2005. In exchange for the Termination Agreement, the Company issued 5,000,000 shares of the Company's Class A Common Stock, which represents full satisfaction of the commitment shares under the Standby Equity Distribution Agreement.


SECTION 3 - SECURITIES AND TRADING MARKETS
ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

On July 20, 2006, the Company issued 5,000,000 shares of the Company's Class A Common Stock pursuant to the terms of the Termination Agreement with Cornell Capital dated July 20, 2006 to terminate the Standby Equity Distribution Agreement, the Registration Rights Agreement, the Escrow Agreement and the Placement Agent Agreement all of which are dated April 1, 2005.

On July 20, 2006 pursuant to the Amended and Restated Securities Purchase Agreement between MM(2) Group, Inc. and Cornell Capital Partners LP. dated July 20, 2006, the Company issued a Warrant to Cornell Capital Partners, LP with the right to purchaser up to 750,000 Class A Common Stock shares for $.05 per share, subject to adjustment pursuant to the terms of the Warrant.

On September 5, 2006, the Company issued 600,000 restricted shares of its Class A Common Stock as compensation valued at $18,000 to Stephen Wien for services provided during the year ended June 30, 2006.

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On September 14, 2006, the Company issued 1,411,765 restricted shares of its
Class A Common Stock as compensation valued at $77,000 pursuant to the Strategic Alliance Agreement dated July 25, 2006 with UTEK Corporation.

We relied upon the exemption provided in Section 4(2) of the Securities Act and/or Rule 506 thereunder, which covers "transactions by an issuer not involving any public offering," to issue securities discussed above without registration under the Securities Act of 1933. The certificates representing the securities issued displayed a restrictive legend to prevent transfer except in compliance with applicable laws, and our transfer agent was instructed not to permit transfers unless directed to do so by our Company, after approval by our legal counsel. The Company believes that the investors to whom securities were issued had such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

10.1 Strategic Alliance Agreement between MM(2) Group, Inc. and UTEK Corporation dated July 25, 2006.
10.2 Termination Agreement between MM(2) Group, Inc. and Cornell Capital Partners LP. dated July 20, 2006.
10.3 Amended and Restated Securities Purchase Agreement between MM(2) Group, Inc. and Cornell Capital Partners LP. dated July 20, 2006.
10.4 Amended and Restated Secured Convertible Debenture between MM(2) Group, Inc. and Cornell Capital Partners LP. dated July 20, 2006.
10.5 Amended and Restated Investor Registration Rights Agreement between MM(2) Group, Inc. and Cornell Capital Partners LP. dated July 20, 2006.
10.6        Amended and Restated Security Agreement between MM(2) Group, Inc.
            and Cornell Capital Partners LP. dated July 20, 2006.
10.7 Amended and Restated Warrant between MM(2) Group, Inc. and Cornell Capital Partners LP. dated July 20, 2006.
10.8        Irrevocable Transfer Agent Instructions between MM(2) Group, Inc.
            and Fidelity Transfer Company dated July 20, 2006.



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



       MM(2) Group, Inc.                Dated:  October 16, 2006



By:    /s/ Mark Meller
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       Mark Meller
       President, Chief Executive Officer
       and Chief Financial Officer






























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                                INDEX OF EXHBIITS


10.1 Strategic Alliance Agreement between MM(2) Group, Inc. and UTEK Corporation dated July 25, 2006.

10.2 Termination Agreement between MM(2) Group, Inc. and Cornell Capital Partners LP. dated July 20, 2006.

10.3 Amended and Restated Securities Purchase Agreement between MM(2) Group, Inc. and Cornell Capital Partners LP. dated July 20, 2006.

10.4 Amended and Restated Secured Convertible Debenture between MM(2) Group, Inc. and Cornell Capital Partners LP. dated July 20, 2006.

10.5 Amended and Restated Investor Registration Rights Agreement between MM(2) Group, Inc. and Cornell Capital Partners LP. dated July 20, 2006.

10.6        Amended and Restated Security Agreement between MM(2) Group, Inc.
            and Cornell Capital Partners LP. dated July 20, 2006.

10.7 Amended and Restated Warrant between MM(2) Group, Inc. and Cornell Capital Partners LP. dated July 20, 2006.

10.8        Irrevocable Transfer Agent Instructions between MM(2) Group, Inc.
            and Fidelity Transfer Company dated July 20, 2006.










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